 Government Income Portfolio
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1996

                                 PRINCIPAL
                                  AMOUNT
ISSUER                         (000 OMITTED)       VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 GOVERNMENT NATIONAL
  MORTGAGE ASSOCIATION--18.4%
--------------------------------------------------------------------------------
 6.50%, 2009 ................     $  265      $   263,355
 6.50%, 2011 ................      4,580        4,518,142
 6.50%, 2019 ................      1,430        1,401,830
 7.00%, 2008 ................      1,945        1,896,000
 8.00%, 2006 ................        222          229,359
 8.00%, 2007 ................        233          240,602
 8.00%, 2017 ................        555          574,262
 8.00%, 2021 ................        232          238,669
 8.00%, 2022 ................        189          194,494
 9.50%, 2016 ................          3            2,902
 9.50%, 2017 ................         60           64,687
 9.50%, 2018 ................         47           51,169
 9.50%, 2019 ................         65           70,036
 9.50%, 2020 ................         55           59,223
                                              -----------
                                                9,804,730
                                              -----------
--------------------------------------------------------------------------------
 U.S. GOVERNMENT
  OBLIGATIONS--61.1%
--------------------------------------------------------------------------------
United States Treasury Notes,
  5.125% due 2/28/98 ........      8,000        7,948,720
  6.125% due 5/15/98 ........      8,000        8,038,720
  5.375% due 5/31/98 ........      1,675        1,666,357
  6.875% due 3/31/00 ........      8,100        8,282,250
  6.375% due 5/15/99 ........      6,700        6,757,553
                                              -----------
                                               32,693,600
                                              -----------

ISSUER                                             VALUE
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS--19.7%
--------------------------------------------------------------------------------
Morgan Stanley Repurchase Agreement
 5.90% due 1/02/97 proceeds at
 maturity $15,247 (collateralized by
 $2,358 U.S. Treasury Note 9.125%
 due 5/15/18, $6,660 U.S. Treasury
 Note 12.00% due 8/15/13 and $6,564
 U.S. Treasury Note 10.625%
 due 8/15/15) ......................          $    15,247
United States Treasury Bill
 due 04/03/97 ......................           10,535,736
                                              -----------
                                               10,550,983
                                              -----------

TOTAL INVESTMENTS
 (Identified Cost $53,675,856)  99.2%          53,049,313
OTHER ASSETS
 LESS LIABILITIES ............   0.8              449,504
                               -----          -----------
NET ASSETS ................... 100.0%         $53,498,817
                               =====          ===========

See notes to financial statements

 Government Income Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1996

ASSETS:
Investments at value (Note 1A) (Identified Cost, $53,675,856) ..............                       $53,049,313
Cash .......................................................................                                28
Interest receivable ........................................................                           466,769
                                                                                                   -----------
    Total assets ...........................................................                        53,516,110
                                                                                                   -----------
LIABILITIES:
Payable to affiliates--Investment advisory fees (Note 2) ...................                            17,293
                                                                                                   -----------
NET ASSETS .................................................................                       $53,498,817
                                                                                                   ===========
REPRESENTED BY:
Paid-in capital for beneficial interests ...................................                       $53,498,817
                                                                                                   ===========

See notes to financial statements


 Government Income Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1996

INTEREST INCOME (Note 1B):                                                                          $3,448,841
EXPENSES:
Investment advisory fees (Note 2) ..........................................   $ 198,024
Administrative fees (Note 3) ...............................................      28,289
Expense fees (Note 6) ......................................................       1,406
                                                                               ---------
  Total expenses ...........................................................     227,719
Less aggregate amount waived by the Investment Adviser and
  Administrator (Note 2 and Note 3) ........................................     (29,693)
                                                                               ---------
Net expense ................................................................                           198,026
                                                                                                    ----------
  Net investment income ....................................................                         3,250,815
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment transactions and futures contracts .......                          (673,824)
Unrealized appreciation (depreciation) of investments--
   Beginning of period .....................................................      55,675
   End of period ...........................................................    (626,543)
                                                                               ---------
   Net change in unrealized appreciation (depreciation) of investments .....                          (682,218)
                                                                                                    ----------
   Net realized and unrealized loss on investments .........................                        (1,356,042)
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                        $1,894,773
                                                                                                    ==========

See notes to financial statements

 Government Income Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------
                                                                             1996                  1995
                                                                         -----------           -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income .................................................  $ 3,250,815          $  2,972,965
Net realized gain (loss) on investment transactions ...................     (673,824)              883,687
Net change in unrealized appreciation (depreciation) of investments ...     (682,218)            2,133,343
                                                                         -----------           -----------
    Net increase (decrease) in net assets resulting from operations ...    1,894,773             5,989,995
                                                                         -----------           -----------
CAPITAL TRANSACTIONS:
Proceeds from contributions ...........................................   26,210,981            18,686,471
Value of withdrawals ..................................................  (27,752,230)          (27,204,245)
                                                                         -----------           -----------
    Net increase (decrease) in net assets from capital transactions ...   (1,541,249)           (8,517,774)
                                                                         -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS: ................................      353,524            (2,527,779)
NET ASSETS:
Beginning of period ...................................................   53,145,293            55,673,072
                                                                         -----------           -----------
End of period .........................................................  $53,498,817           $53,145,293
                                                                         ===========           ===========

See notes to financial statements


 Government Income Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                               FOR THE PERIOD
                                                                                                 MAY 1, 1994
                                                            YEAR ENDED DECEMBER 31,           (COMMENCEMENT OF
                                                         ----------------------------          OPERATIONS) TO
                                                          1996                 1995           DECEMBER 31, 1994
                                                         -------              -------         -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)                $53,499              $53,145             $55,673
Ratio of expenses to average net assets                     0.35%                0.36%               0.43%*
Ratio of net investment income to average net assets        5.75%                5.80%               5.27%*
Portfolio turnover                                           100%                 284%                 40%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the periods indicated, the ratios would have been as follows:

RATIOS:
Expenses to average net assets                              0.40%                0.40%               0.44%*
Net investment income to average net assets                 5.70%                5.76%               5.26%*
* Annualized

See notes to financial statements

 Government Income Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Government Income Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts to and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the counter prices. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as income.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. TBA PURCHASE COMMITMENTS -- The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A.

Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

G. FUTURES CONTRACTS -- The Portfolio may engage in futures transactions.The Portfolio may use futures contracts in order to protect the Portfolio from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument.Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other fund investments.

Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. No such instruments were held at December 31, 1996.

H. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $198,024, of which $2,044 was voluntarily waived for the year ended December 31, 1996. The investment advisory fees are computed at the annual rate of 0.35% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $28,289 of which $27,649 was voluntarily waived, for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of U.S. Government securities, other than short-term obligations, aggregated $52,134,308 and $48,960,407, respectively, for the year ended December 31, 1996.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost .....................    $53,675,856
                                        ===========
Gross unrealized appreciation ......    $    49,941
Gross unrealized depreciation ......       (676,484)
                                        -----------
Net unrealized depreciation ........    $  (626,543)
                                        ===========

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.35% of the Portfolio's average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with other Landmark Funds entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1996 the commitment fee allocated to the Portfolio was $232. Since the line of credit was established, there have been no borrowings.

 Government Income Portfolio
--------------------------------------------------------------------------------
 INDEPENDENT
 AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, GOVERNMENT INCOME PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Government Income Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1996 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1996, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.


PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 4, 1997